Putnam
Massachusetts
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

This is the last letter to you and the other shareholders of Putnam Massachusetts Tax Exempt Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

In one final piece of news, I am pleased to announce the appointment of Richard P. Wyke as your fund's manager. Rick is a senior portfolio manager in the Municipal Bond Group. He has been with Putnam since 1987 and has 17 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000


Report from the Fund Manager

Richard P. Wyke

"The only argument available with an east wind is to put on your overcoat." This statement, made more than a century ago by James Russell Lowell, could have served as an apt mantra for bond investors during the six months ended November 30, 1999. Throughout this period, inflation fears, rising interest rates, and poor investor sentiment created some of the worst investment conditions for bonds since 1994. A steepening of the municipal bond yield curve, slackened demand, and a seasonal influx of new issue supply further added to the downdraft in the municipal bond market.

During the semiannual period, we sought the most effective overcoats available for your fund in the form of strategies that we believe enabled it to avoid the brunt of the market's decline. Nevertheless, your fund's six-month performance reflects the inhospitable investment environment.

Total return for 6 months ended 11/30/99

               Class A         Class B          Class M
             NAV     POP     NAV     CDSC     NAV     POP
-------------------------------------------------------------------------
            -2.87%  -7.47%  -3.20%  -7.92%   -3.13%  -6.30%
-------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* EMPHASIS PLACED ON DURATION AND YIELD CURVE STRATEGIES

Our investment decisions throughout this difficult period reflected our desire to construct a portfolio that offers not only the right mix of credit quality and yield but also a balance of defensive and opportunistic strategies. To weather the market's volatility and structure the portfolio for the next turn in the road, we paid particular attention to your fund's average duration and the way in which holdings were positioned along the yield curve.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             43.5%

Transportation          12.3%

Water & sewer           10.9%

Housing                  9.0%

Education                8.4%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.


Duration is a mathematical formula that indicates the degree to which bond prices will move up or down with each percentage-point shift in interest rates. A shorter duration typically helps preserve portfolio value when rates rise, while a longer duration tends to give a fund greater price appreciation potential when rates decline. The yield curve is a structure that plots the difference in yields between bonds of the same quality with different maturities.

At the fiscal year's outset, we kept your fund's duration profile relatively short when interest rates were rising in earnest. We also kept the bulk of the fund's net assets invested in 10-year maturity bonds. As yields rose at the longer end of the yield curve, 10-year bonds declined less in price than longer-maturity bonds.

Near the period's end, it seemed the worst of investors' fears had been priced into the market. Therefore, we began to extend the portfolio's duration slightly to better participate in a market rally in case the historic "January effect" should take place -- as we anticipate. The January effect refers to the historic tendency of investors to renew their interest in bonds once a new calendar year -- for many institutional investors a new fiscal year as well -- begins.

We have also begun to barbell, or cluster, your fund's assets in bonds at both the short- and long-end of the yield curve. We believe a market rally could lead to a flattening of the yield curve in which case a barbelled structure would perform better.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 6.9%

A -- 15.3%

Baa/BBB -- 16.0%

Ba/BB -- 8.4%

B -- 0.8%

Aaa/AAA -- 52.6%

Footnote reads:
*Based on percentage of market value as of 11/30/99. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poors' descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* COUPON STRUCTURE ALSO PLAYS ROLE IN MANAGING VOLATILITY

Throughout the semiannual period, we emphasized premium coupon bonds and discount coupon bonds. Premium coupon bonds -- those selling at prices above their par, or face, values -- offer coupons higher than current rates and tend to be less seriously affected when prices decline. Discount coupon bonds, those selling at prices below their par value, are more likely to increase in value during a market recovery. Given the uncertain direction of interest rates as we enter the second half of fiscal 2000, this dual positioning should provide your fund with both upside potential and downside protection. We limited your fund's exposure to par bonds -- bonds priced at or near face value -- as these historically offer lackluster performance potential over a range of interest-rate changes.


"Corrections are not only a natural part of any business cycle but frequently bring about rewarding opportunities. We believe perspective and vision will pay off."

-- Richard Wyke, manager, Putnam Massachusetts Tax Exempt Income Fund


In the past decade, bond investing has become increasingly complex. In all sectors of the broad fixed-income market, including the municipal arena, new and esoteric ways of issuing and investing in debt obligations have emerged. In order to maximize performance potential, continual scrutiny of these securities is a must to determine whether or not they are worthy of investment.

Thousands of projects financed by just two types of bonds

Municipal bonds are the most important means of financing thousands of different public projects, but surprisingly, there are only two basic types of bonds. General obligation bonds (Gos), secured by the full faith and credit of the city or town, are repaid by either a limited or an unlimited tax on property. Cities and towns usually issue general obligation bonds for school, park, or public building projects. The voters in a community must approve each issue of general obligation bonds.

Revenue bonds, on the other hand, are secured by fees derived from tolls, charges, or rents paid by the users of the facility. Highways, bridges, and water and sewage treatment plants are typical projects financed or improved by revenue bond proceeds. Industrial revenue bonds are issued through an industrial development authority to finance projects for a private user (usually a corporation) that also guarantees repayment of the principal and interest. Hospital, dormitory, airport, and housing projects are commonly financed with industrial revenue bonds.


For example, a large number of municipal bonds were issued around the low in yields, near the end of 1998. Since then yields have risen over 100 basis points and many of those bonds have severely underperformed and are now priced at a deep discount to par. For a new purchaser, these deep discounts may generate some small amounts of taxable income and so there was even greater downward pricing pressure to compensate for the potential taxation. Our avoidance of new issue bonds from this 1998 time period was a key contributor to your fund's attractive relative performance.


* OPPORTUNITIES IDENTIFIED IN SEVERAL SECTORS

We continually work to spread your fund's assets across various regions of the state and its industries. At period's end, your fund's top industry sectors were health care and transportation. Housing issues were by far the strongest performing sector over the period.

A good portion of the fund's holdings are rated A or above and are insured. However, the volatility of the past six months has presented us with some attractive opportunities among the lower-quality sectors, particularly in the health-care and special needs arena. Putnam's intensive research capabilities have enabled us to invest in select lower-quality issues whose yields we believe compensate your fund for their added credit risk. With stricter Medicare reimbursement formulas and a reduction in funding at all levels, the bond prices of several fundamentally sound facilities became too compelling to ignore.

The Learning Center for Deaf Children is one newly purchased holding that holds promise because of its specialized market niche. It provides education for deaf and hearing-impaired children and young adults between the ages of 2 and 22. It is the only school in Massachusetts to use American Sign Language as the primary language of instruction and English as a secondary language. While this holding and others discussed in this report were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* CONTINUED UNCERTAINTY LIKELY

The sharp contrasts and conflicting signals that characterized the fixed-income market in calendar 1999 may well continue into 2000. Although we believe the worst of inflation fears have already been priced into the market, further volatility cannot be ruled out. Having said that, we are optimistic about the long-term potential of municipal bonds and Putnam Massachusetts Tax Exempt Income Fund. The Massachusetts economy reflects the strength of the national economy, both on a corporate and government level. When the bond market settles down, which we believe it should at some point, the strategies we have in place should serve your fund well.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 11/30/99

                         Class A             Class B            Class M
(inception dates)       (10/23/89)          (7/15/93)          (5/12/95)
                      NAV        POP      NAV      CDSC      NAV       POP
-----------------------------------------------------------------------------
6 months             -2.87%     -7.47%   -3.20%   -7.92%    -3.13%    -6.30%
-----------------------------------------------------------------------------
1 year               -2.15      -6.80    -2.81    -7.44     -2.46     -5.60
-----------------------------------------------------------------------------
5 years              40.46      33.77    35.94    33.94     37.96     33.52
Annual average        7.03       5.99     6.33     6.02      6.65      5.95
-----------------------------------------------------------------------------
10 years             96.42      87.00    82.06    82.06     88.99     82.93
Annual average        6.98       6.46     6.17     6.17      6.57      6.23
-----------------------------------------------------------------------------
Life of fund         98.74      89.37    84.19    84.19     91.19     85.04
Annual average        7.04       6.53     6.23     6.23      6.63      6.28
-----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/99

                           Lehman Bros.          Consumer
                      Municipal Bond Index      price index
------------------------------------------------------------------------------
6 months                      -1.87%               1.32%
------------------------------------------------------------------------------
1 year                        -1.08                2.68
------------------------------------------------------------------------------
5 years                       43.85               12.49
Annual average                 7.54                2.38
------------------------------------------------------------------------------
10 years                      97.86               33.76
Annual average                 7.06                2.95
------------------------------------------------------------------------------
Life of fund                 101.32               34.08
Annual average                 7.19                2.95
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/99

                                 Class A      Class B        Class M
-------------------------------------------------------------------------
Distributions (number)              6            6              6
-------------------------------------------------------------------------
Income                          $0.249426    $0.219013      $0.235119
-------------------------------------------------------------------------
Capital gains1                     --           --             --
-------------------------------------------------------------------------
 Total                          $0.249426    $0.219013      $0.235119
-------------------------------------------------------------------------
Share value:                  NAV      POP      NAV       NAV      POP
-------------------------------------------------------------------------
5/31/99                      $9.45    $9.92    $9.44     $9.45    $9.77
-------------------------------------------------------------------------
11/30/99                      8.93     9.38     8.92      8.92     9.22
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend rate2        5.50%    5.24%    4.85%     5.20%    5.03%
-------------------------------------------------------------------------
Taxable equivalent3           9.68     9.22     8.54      9.16     8.86
-------------------------------------------------------------------------
Current 30-day SEC yield4     5.05     4.80     4.40      4.75     4.59
-------------------------------------------------------------------------
Taxable equivalent3           8.89     8.45     7.75      8.36     8.08
-------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.19% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                       Class A             Class B            Class M
(inception dates)     (10/23/89)          (7/15/93)          (5/12/95)
                    NAV        POP      NAV      CDSC      NAV       POP
--------------------------------------------------------------------------
6 months           -2.39%     -7.00%   -2.72%   -7.47%    -2.43%    -5.60%
--------------------------------------------------------------------------
1 year             -3.55      -8.13    -4.20    -8.76     -3.74     -6.84
--------------------------------------------------------------------------
5 years            35.77      29.27    31.41    29.41     33.51     29.12
Annual average      6.31       5.27     5.62     5.29      5.95      5.24
--------------------------------------------------------------------------
10 years           93.05      83.79    79.04    79.04     85.90     79.95
Annual average      6.80       6.28     6.00     6.00      6.40      6.05
--------------------------------------------------------------------------
Life of fund       96.79      87.51    82.27    82.27     89.48     83.38
Annual average      6.87       6.36     6.07     6.07      6.47      6.13
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
November 30, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                -- AMBAC Indemnity Corporation
FNMA Coll.           -- Federal National Mortgage Association Collateralized
FSA                  -- Financial Security Assurance
GNMA Coll.           -- Government National Mortgage Association Collateralized
G.O. Bonds           -- General Obligation Bonds
IFB                  -- Inverse Floating Rate Bonds
MBIA                 -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.     -- U.S. Government Collateralized


MUNICIPAL BONDS AND NOTES  (98.0%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Guam  (0.6%)
--------------------------------------------------------------------------------------------------------------------------
     $    2,500,000  Guam, Pwr. Auth. Rev. Bonds, Ser. A, MBIA,
                       5 1/8s, 10/1/29                                                          AAA         $    2,225,000

Massachusetts  (92.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                       (Springhouse, Inc.), 6s, 7/1/28                                          BB-/P            3,470,000
          7,000,000  Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                       (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                               Baa1             7,297,500
          1,255,000  Boston, Nursing Home Rev. Bonds (St. Joseph
                       Nursing Care Ctr. Inc.), 10s, 1/1/20                                     AAA/P            1,298,323
          7,935,000  Boston, Wtr. & Swr. Commn. Rev. Bonds,
                       Ser. A, 5 3/4s, 11/1/13                                                  A2               8,113,538
          5,000,000  City of Quincy, IFB (Quincy Hosp.), FSA, 6.42s,
                       1/15/11                                                                  Aaa              4,981,250
                     Lowell G.O. Bonds
          1,250,000    8.4s, 1/15/09                                                            Aaa              1,325,000
          2,455,000    8.3s, 2/15/05                                                            Aaa              2,642,194
                     MA Bay Trans. Auth. Rev. Bonds
          3,550,000    Ser. B, 6.2s, 3/1/16                                                     A1               3,733,500
          4,800,000    Ser. C, 6.1s, 3/1/23                                                     A1               5,064,000
          7,500,000    (Gen. Trans. Syst.), Ser. B, 5.9s, 6/1/24                                A1               8,006,250
          4,000,000    Ser. A, 5 1/2s, 3/1/12                                                   A1               4,068,200
          1,000,000  MA State Cons. Loan G.O. Bonds, Ser. A,
                       7 5/8s, 6/1/08                                                           Aaa              1,068,750
                     MA State G.O. Bonds
          5,075,000    AMBAC, 8.85s, 11/1/14 (acquired 5/11/98,
                       cost $6,660,937) (RES)                                                   Aa3              6,166,125
          1,935,000    Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                       cost $2,401,141) (RES)                                                   Aa3              2,179,294
          5,000,000    Ser. B, AMBAC, 6 1/4s, 7/1/20                                            Aaa              5,375,000
          5,000,000    Ser. C, 5 1/4s, 8/1/15                                                   Aa3              4,787,500
                     MA State Dev. Fin. Agcy. Rev. Bonds
          3,420,000    (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                             BB-/P            3,090,825
          1,300,000    (Worcester Redev. Auth. Issue), 6s, 6/1/24                               AA               1,303,250
          1,750,000    (Boston Biomedical Research), 5 3/4s, 2/1/29                             Baa3             1,546,563
          2,000,000    (Eastern Nazarine College), 5 5/8s, 4/1/29                               BBB-             1,782,500
                     MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.17s, 8/15/21                      Aaa              2,155,000
          6,000,000    (Boston U.), Ser. L, MBIA, 9.289s, 10/1/31                               Aaa              5,887,500
          7,500,000    (Beth Israel-Deaconess Hosp.), AMBAC, 8.46s,
                       7/1/25                                                                   Aaa              8,062,500
          7,900,000    (New England Medical Ctr.), MBIA, 7.08s, 7/1/18                          Aaa              7,011,250
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000    (1st Mtge. Fairview Extended Care), Ser. A,
                       10 1/4s, 1/1/21                                                          Aaa              2,183,220
          5,030,000    (Goddard Memorial Hos.), Ser. B, 9s, 7/1/15                              Baa3             5,227,075
          2,000,000    (Nichols College), Ser. B, 8 1/2s, 10/1/16                               BB-/P            2,185,000
          2,500,000    (Waltham-Weston Hosp. & Med. Ctr.),
                       Ser. B, 8 3/8s, 7/1/15                                                   Baa3             2,610,750
          4,250,000    (Suffolk U.), Ser. A, 8 1/8s, 7/1/20                                     Baa2             4,411,500
          2,150,000    (Valley Regl. Hlth. Syst.), Ser. B, 8s, 7/1/18                           Aaa              2,241,956
          5,810,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                       7 7/8s, 8/15/24                                                          BB/P             6,623,400
          3,000,000    (Stonehill College), Ser. D, AMBAC, 7.7s, 7/1/20                         Aaa              3,123,210
          2,220,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Ba1              2,364,300
          8,405,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            9,234,994
          1,900,000    (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s,
                       11/15/22                                                                 Aaa              2,071,000
          1,550,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                       A2               1,668,188
          3,880,000    (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18                        Aaa              4,175,850
          5,000,000    (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                     Aaa              5,318,750
          9,850,000    (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12                           Aaa             10,724,188
          1,000,000    (Learning Ctr. For Deaf Children), Ser. C,
                       6 1/8s, 7/1/29                                                           BB                 937,500
          7,250,000    (Newton-Wellesley Hosp.), Ser. E, MBIA,
                       6s, 7/1/25                                                               Aaa              7,250,000
          4,500,000    (Caritas Christian Oblig. Group), Ser. A,
                       5 5/8s, 7/1/20                                                           Baa2             3,875,625
          3,665,000    (Williams College Issue), Ser. G, 5 1/2s, 7/1/14                         AA+              3,637,513
          2,250,000    (Cap Cod Hlthcare), Ser. B, 5.45s, 11/15/23                              BBB+             1,940,625
          3,000,000    (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                                  BBB+             2,512,500
          4,250,000    (Boston College), Ser. K, 5 3/8s, 6/1/14                                 A1               4,154,375
          3,000,000    (Partners Hlthcare Sys.), Ser. B, 5 1/4s, 7/1/11                         A1               2,842,500
         10,000,000    (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28 (SEG)                        Aaa              9,025,000
         10,915,000    (Boston College), Ser. L, 4 3/4s, 6/1/31                                 Aa3              8,677,425
                     MA State Hsg. Fin. Agcy. Rev. Bonds
          6,000,000    (Residential Dev.), Ser. C, FNMA Coll.,
                       6.9s, 11/15/21                                                           Aaa              6,352,500
          2,000,000    (Residential Dev.), Ser. E, FNMA Coll.,
                       6 1/4s, 11/15/12                                                         Aaa              2,095,000
          5,000,000    Ser. C, AMBAC, 5 5/8s, 7/1/40                                            Baa2             4,581,250
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          6,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-              7,028,125
          3,410,000    Ser. A, 9s, 7/1/15                                                       BB-/P            3,678,538
                     MA State Indl. Fin. Agcy. Rev. Bonds
          1,900,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                                   AAA/P            1,945,980
          6,000,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                       AAA/P            6,772,500
          3,705,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            3,912,925
          3,600,000    (Cape Cod Hlth. Syst. Issue), 8 1/2s, 11/15/20                           Aaa              3,822,588
          3,000,000    (1st Mtge. Stone Institution & Newton),
                       7.9s, 1/1/24                                                             B/P              3,108,750
          5,140,000    (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                             AAA              5,943,125
          7,055,000    (Merrimack College), 7 1/8s, 7/1/12                                      AAA              7,654,675
          3,500,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                               BBB/P            3,653,125
          1,165,000    (Clark U.), Ser. E, 7s, 7/1/12                                           A3               1,227,619
          2,605,000    (Clark U.), Ser. F, 7s, 7/1/11                                           A3               2,758,044
          3,000,000    (1st. mtge. Brookhaven), Ser. A, 7s, 1/1/09                              BBB/P            3,168,750
          5,875,000    (American Hingham, Wtr. Treatment),
                       6 3/4s, 12/1/25                                                          BBB/P            6,080,625
          6,000,000    (1st Mtge. Berkshire Retirement Home),
                       Ser. A, 6 5/8s, 7/1/16                                                   BBB              6,120,000
          2,000,000    (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                             BBB/P            2,002,080
          1,650,000    (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28                              Baa1             1,536,563
          1,255,000    (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10                         A-/P             1,275,394
          3,385,000    (Park. School), 5.9s, 9/1/26                                             A3               3,296,144
          2,000,000    (Babson College), Ser. A, MBIA, 4 3/4s, 10/1/28                          Aaa              1,635,000
         12,250,000    (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                                Aaa             10,045,000
                     MA State Tpk. Auth. Rev. Bonds
          5,000,000    (Metropolitan Hwy. Syst.), Ser. A, 5 1/4s, 1/1/29                        Aaa              4,475,000
         17,500,000    Ser. A, MBIA, 5s, 1/1/37                                                 Aaa             14,721,875
          7,000,000  MA State Wtr. Pollution Abatement Rev. Bonds
                       (Pool Program), Ser. 5, 5 3/8s, 8/1/27                                   AAA              6,492,500
                     MA State Wtr. Resources Auth. Rev. Bonds
          7,500,000    Ser. A, 7s, 4/1/18                                                       Aaa              7,725,000
         10,000,000    Ser. A, 6 1/2s, 7/15/19                                                  A2              10,748,400
          2,900,000    Ser. C, MBIA, 5 1/4s, 12/1/15                                            A3               2,794,179
          9,200,000    Ser. A, FSA, 4 3/4s, 8/1/37                                              Aaa              7,348,500
                     Somerville, Hsg. Auth. Rev. Bonds
                       (Clarendon-Hill Mtge.), GNMA Coll.
          2,000,000    7.95s, 11/20/30                                                          AAA              2,055,340
          1,285,000    7.85s, 11/20/10                                                          AAA              1,320,929
          2,985,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                       9 1/4s, 12/1/22                                                          BB-/P            3,294,694
                                                                                                            --------------
                                                                                                               370,102,973

Puerto Rico  (4.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Cmnwlth. of PR, G.O. Bonds
          1,700,000    FSA, 6 1/2s, 7/1/13                                                      AAA              1,904,000
          4,000,000    5 1/2s, 7/1/10                                                           Baa1             4,095,000
                     Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          2,925,000    Ser. Y, MBIA, 6 1/4s, 7/1/13                                             Aaa              3,180,938
          5,000,000    Ser. W, MBIA, 5 1/2s, 7/1/15                                             Aaa              5,012,500
          2,600,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                       Rev. Bonds (Special Facilities-American Airlines),
                       Ser. A, 6.45s, 12/1/25                                                   Aaa              2,655,250
          1,000,000  PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21                     Aaa              1,078,742
                                                                                                            --------------
                                                                                                                17,926,430
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $392,416,304) (b)                                             $  390,254,403
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $398,282,329.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $392,416,240, resulting in gross unrealized appreciation and depreciation of $13,796,644 and $15,958,481, respectively, or net unrealized depreciation of $2,161,837.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      November 30, 1999 was $8,345,419 or 2.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1999.

      The fund had the following industry group concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

            Health care        43.5%
            Transportation     12.3
            Water and sewer    10.9

      The fund had the following insurance concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

            MBIA               14.5%
            AMBAC              10.1


-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999

                            Total     Aggregate Face  Expiration    Unrealized
                        Market Value       Value         Date      Depreciation
-------------------------------------------------------------------------------
Municipal Index (long)   $11,220,000   $11,412,239      Dec-99      $(192,239)
Municipal Index (long)     5,333,063     5,336,403      Mar-00         (3,340)
-------------------------------------------------------------------------------
                                                                    $(195,579)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $392,416,304) (Note 1)                                            $390,254,403
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,964,371
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        7,694,505
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  449,127
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           35,000
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          65,407
-----------------------------------------------------------------------------------------------
Total assets                                                                        400,462,813

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   756,776
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              680,668
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            503,228
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               15,088
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            11,551
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,085
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  180,163
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   31,925
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     2,180,484
-----------------------------------------------------------------------------------------------
Net assets                                                                         $398,282,329

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $408,270,229
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (218,484)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (7,411,936)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (2,357,480)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $398,282,329

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($274,248,815 divided by 30,724,438 shares)                                               $8.93
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.93)*                                    $9.38
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($118,476,493 divided by 13,284,949 shares)+                                              $8.92
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,557,021 divided by 622,693 shares)                                                    $8.92
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.92)**                                   $9.22
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales. the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales. the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1999 (Unaudited)
Tax exempt interest income:                                                        $ 12,825,063
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,062,721
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          194,230
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         6,258
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          2,669
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   285,559
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   513,057
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    13,677
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   5,174
-----------------------------------------------------------------------------------------------
Auditing                                                                                 22,703
-----------------------------------------------------------------------------------------------
Legal                                                                                     2,919
-----------------------------------------------------------------------------------------------
Postage                                                                                  11,587
-----------------------------------------------------------------------------------------------
Other                                                                                    22,512
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,143,066
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (102,825)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,040,241
-----------------------------------------------------------------------------------------------
Net investment income                                                                10,784,822
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (573,328)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          13,460
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                                 (23,020,385)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (23,580,253)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(12,795,431)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 10,784,822    $ 20,666,067
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (559,868)     (1,175,225)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (23,020,385)     (5,834,626)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (12,795,431)     13,656,216
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (7,785,091)    (15,623,127)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,894,987)     (5,275,795)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (140,828)       (164,850)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         (4,346,705)     31,754,164
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (27,963,042)     24,346,608

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 426,245,371     401,898,763
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $218,484 and
$182,400, respectively)                                                            $398,282,329    $426,245,371
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                      Year ended May 31
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.45            $9.61            $9.31            $9.11            $9.21            $9.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .25              .49              .51              .52              .54              .55
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.52)            (.15)             .30              .21             (.10)             .18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.27)             .34              .81              .73              .44              .73
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.25)            (.50)            (.51)            (.53)            (.54)            (.55)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                         --               --               --               --               --             (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.25)            (.50)            (.51)            (.53)            (.54)            (.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.93            $9.45            $9.61            $9.31            $9.11            $9.21
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (2.87)*           3.60             8.86             8.17             4.81             8.45
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $274,249         $298,243         $293,978         $280,402         $259,934         $251,232
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .42*             .97              .95              .96              .95              .89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.72*            5.11             5.33             5.67             5.80             6.11
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              6.47*            9.42            31.13            19.12            34.57            47.53
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                     Year ended May 31
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.44            $9.61            $9.30            $9.10            $9.20            $9.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .43              .45              .46              .48              .49
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.52)            (.16)             .30              .21             (.11)             .17
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.30)             .27              .75              .67              .37              .66
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.44)            (.44)            (.47)            (.47)            (.49)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                         --               --               --               --               --             (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.44)            (.44)            (.47)            (.47)            (.51)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.92            $9.44            $9.61            $9.30            $9.10            $9.20
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (3.20)*           2.81             8.27             7.47             4.12             7.64
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $118,476         $122,654         $105,351          $85,192          $65,538          $47,573
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .75*            1.62             1.60             1.61             1.60             1.53
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.40*            4.47             4.67             4.99             5.13             5.46
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              6.47*            9.42            31.13            19.12            34.57            47.53
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended                                                                        For the period
Per-share                         Nov. 30                                                                        May 12, 1995+
operating performance           (Unaudited)                                   Year ended May 31                    to May 31
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999          1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.45            $9.61         $9.31            $9.10            $9.21            $9.10
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .24              .46           .48              .50              .51              .02(c)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.53)            (.15)          .30              .21             (.11)             .12
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.29)             .31           .78              .71              .40              .14
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.24)            (.47)         (.48)            (.50)            (.51)            (.03)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --            --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                         --               --            --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.24)            (.47)         (.48)            (.50)            (.51)            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.92            $9.45         $9.61            $9.31            $9.10            $9.21
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (3.13)*           3.29          8.55             7.96             4.37             1.53*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $5,557           $5,349        $2,570           $2,839           $1,290              $22
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .57*            1.27          1.25             1.26             1.24              .06*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.58*            4.81          5.05             5.30             5.58              .30*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              6.47*            9.42         31.13            19.12            34.57            47.53
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
November 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as the fund's manager, Putnam Investment Management ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 1999, the fund had a capital loss carryover of approximately $3,728,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                 Expiration
--------------                 ------------
    $1,126,000                 May 31, 2003
     2,014,000                 May 31, 2004
       588,000                 May 31, 2007

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount are accreted according to the yield-to-maturity basis.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1999, the fund had no borrowings against the line of credit.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

On June 4, 1999, the Trustees approved a management fee schedule which became effective July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1999, fund expenses were reduced by $102,825 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $579 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $33,079 and $926 from the sale of class A and class M shares, respectively and $153,796 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $1,221 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $25,759,353 and $26,685,537, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,143,597       $ 19,490,908
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      479,439          4,360,166
-----------------------------------------------------------------------------
                                                 2,623,036         23,851,074

Shares
repurchased                                     (3,456,896)       (31,435,622)
-----------------------------------------------------------------------------
Net decrease                                      (833,860)      $ (7,584,548)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,428,064       $ 42,583,002
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      897,278          8,622,349
-----------------------------------------------------------------------------
                                                 5,325,342         51,205,351

Shares
repurchased                                     (4,345,147)       (41,754,222)
-----------------------------------------------------------------------------
Net increase                                       980,195       $  9,451,129
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,375,499        $12,547,834
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      187,504          1,704,197
-----------------------------------------------------------------------------
                                                 1,563,003         14,252,031

Shares
repurchased                                     (1,268,463)       (11,520,794)
-----------------------------------------------------------------------------
Net increase                                       294,540        $ 2,731,237
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,303,119       $ 31,731,900
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      330,361          3,172,011
-----------------------------------------------------------------------------
                                                 3,633,480         34,903,911

Shares
repurchased                                     (1,610,664)       (15,460,661)
-----------------------------------------------------------------------------
Net increase                                     2,022,816       $ 19,443,250
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        610,650        $ 5,651,688
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        6,778             61,686
-----------------------------------------------------------------------------
                                                   617,428          5,713,374

Shares
repurchased                                       (560,929)        (5,206,768)
-----------------------------------------------------------------------------
Net increase                                        56,499        $   506,606
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,188,317        $11,361,770
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       12,069            115,843
-----------------------------------------------------------------------------
                                                 1,200,386         11,477,613

Shares
repurchased                                       (901,684)        (8,617,828)
-----------------------------------------------------------------------------
Net increase                                       298,702        $ 2,859,785
-----------------------------------------------------------------------------


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


SA047-57657 845/236/258 1/00